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EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report dated January 28, 2000 related to the financial statements of Sensors Unlimited, Inc. and to all references to our Firm included in this Form S-1 Post Effective Amendment No. 2 registration statement.

/s/ ARTHUR ANDERSEN LLP
Roseland, New Jersey July 27, 2001

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS